STATEMENT OF ADDITIONAL INFORMATION


                    Scudder RREEF Real Estate Securities Fund
                (Class A, B, C, R and Institutional Class Shares)

                                   May 1, 2004

                             As Revised May 12, 2004



               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses (each a "prospectus" and collectively the "prospectuses") dated May 1, 2004 for Class A, Class B, Class C, Class R and Institutional Class shares (the "Shares") for Scudder RREEF Real Estate Securities Fund (the "Fund"), a non-diversified series of Scudder RREEF
Securities Trust (the "Trust"). The Trust is an open-end management company established as a business trust under the laws of Delaware by an Agreement and Declaration of Trust dated September 15, 1999 (the "Trust Agreement"). The prospectuses may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or calling 1-800-621-1048, or by contacting the firm from which this Statement of Additional Information was obtained.

The prospectuses are also available along with other related materials on the Securities and Exchange Commission's ("SEC") Internet web site (http://www.sec.gov). The audited financial statements for each class of the Fund are included in the Fund's annual report dated December 31, 2003, which we have filed electronically with the SEC and which is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report may be obtained without charge by calling 1-800-621-1048 or writing to Scudder Investments, P.O. Box 219210, Kansas City, Missouri 64121.

                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT RESTRICTIONS......................................................2

INVESTMENT POLICIES AND TECHNIQUES...........................................4

MANAGEMENT OF THE FUND......................................................12
         Investment Advisor.................................................12
         Portfolio Management...............................................15
         Brokerage..........................................................16
         Distributor and Underwriter........................................17

FUND SERVICE PROVIDERS......................................................20
         Custodian, Transfer Agent and Shareholder Service Agent............20
         Accountants........................................................21
         Legal Counsel......................................................22

PURCHASE AND REDEMPTION OF SHARES...........................................22

TAXES.......................................................................33

NET ASSET VALUE.............................................................37

TRUSTEES AND OFFICERS.......................................................38


TRUST ORGANIZATION..........................................................48


PROXY VOTING GUIDELINES.....................................................48


ADDITIONAL INFORMATION......................................................50


FINANCIAL STATEMENTS........................................................50


APPENDIX....................................................................52

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then financial position and needs. There can be no assurance that the Fund's objective will be met.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

Fundamental policies:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

(1) Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2) Borrowing. The Fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets.

(3) Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or
         (ii) by engaging in repurchase agreements with respect to portfolio securities.

(4) Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(5) Underwriting. The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(6) Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(7) Control. The Fund may not invest for purposes of exercising control over management.

Other Investment Policies. The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These nonfundamental policies represent the intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees without shareholder approval.

Nonfundamental policies:

(a) Borrowings. The Fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.

(b) Liquidity. The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c) Short Sales. The Fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(d) Margin. The Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(e) Futures and Options. The Fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The Fund may not, however, enter into leveraged futures transactions if it would be possible for the Fund to lose more money than it invested.

(f) Concentration. The Fund may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

The 1940 Act imposes additional restrictions on acquisition by the Fund of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and on transactions with affiliated persons as defined in the 1940 Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the Fund or its investment practices or policies.

For purposes of determining industry groups in connection with this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the US Office of Management and Budget. The Fund monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the Fund to forego investment possibilities that may otherwise be available to it under the 1940 Act.

Fund Name. The Fund plans, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and companies engaged in the real estate industry, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made. If market fluctuations or shareholder actions cause the Fund's investments to fall below this percentage, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from this percentage. For example, the Fund may depart from this percentage to respond to unusually large cash inflows or redemptions, or to avoid losses caused by adverse market, economic, political or other conditions.

The Fund will provide its shareholders with at least 60 days' prior notice of any change in the Fund's 80% investment policy described above.

                       INVESTMENT POLICIES AND TECHNIQUES

This section explains the extent to which the Advisor can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the prospectus.

The Fund is a non-diversified series of the Trust, an open-end management company which continuously offers and redeems shares at net asset value. A non-diversified fund can invest a greater portion of its assets in a given company. The Fund is a series of the type commonly known as a mutual fund.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Each class has its own features and policies.

To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

In  general,   within  the   restrictions   outlined  here  and  in  the  Fund's
prospectuses, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the Advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described herein. It is the Advisor's intention that the Fund generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Fund, the Advisor may invest the assets of the Fund in varying amounts using other investment techniques, such as those reflected below, when such a course is deemed appropriate in order to attempt to attain the Fund's investment objective. Senior securities that are high-grade issues, in the opinion of the Advisor, also may be purchased for defensive purposes.

Current income is part of the Fund's objective. As a result, a portion of the portfolio of the Fund may consist of debt securities.

So long as a sufficient number of acceptable securities are available, the Advisor intends to keep the Fund fully invested. However, under exceptional conditions, the Fund may assume a defensive position, temporarily investing all or a substantial portion of its assets in cash or short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve its investment objective.

The Advisor may use stock index futures and options as a way to expose the Fund's cash assets to the market while maintaining liquidity. However, the Advisor may not leverage the Fund's portfolio, so there is no greater market risk to the Fund than if it purchases stocks.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

REITS and Real Estate Companies

The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of REITs and real estate companies. A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

Equity Equivalents

In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Service ("Moody's"), or, if not rated by S&P and Moody's, are of equivalent investment quality as determined by the Advisor. The Fund's investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise less than 20% of the Fund's net assets. Debt securities rated below the four highest categories are not considered investment-grade obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities

The Fund may invest in debt securities because the Fund has current income as a secondary investment objective. As a result, the Fund may invest in debt securities when the Advisor believes such securities represent an attractive investment for the Fund. It is intended that the Fund may invest in debt securities for income or as a defensive strategy when the Advisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Fund's fixed-income portfolio will be limited primarily to investment-grade obligations. However, the Fund may invest up to 5% of its assets in "high-yield/high-risk" securities. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances.

"High-yield" securities, sometimes referred to as "junk bonds," are higher risk,
non-convertible   debt  obligations   that  are  rated  below   investment-grade
securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Fund.

The Fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Fund. Rather, the Advisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Fund in meeting its investment objective.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Fund, impact the net asset value of the Fund's shares.

Notwithstanding the fact that the Fund will invest primarily in equity securities, under adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in US dollars or foreign currencies). To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation. When the Fund is invested for temporary defensive purposes, it may not pursue or achieve its investment objective.

Convertible Debt Securities

A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Convertible debt securities that comprise part of the Fund's fixed-income portfolio will be subject to the same limitations with respect to quality as those described above under "Debt Securities."

Investment of Uninvested Cash Balances

The Fund may have  cash  balances  that  have  not been  invested  in  portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions. The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Short Sales

The Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Portfolio Lending

In order to realize additional income, the Fund may lend its portfolio securities. Such loans may not exceed 33 1/3% of the Fund's total assets except
(1) through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

Derivative Securities

To the extent permitted by its investment objective and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on or derived from a traditional security, asset or market index. Certain derivative securities are described more accurately as index-structured securities. Index-structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative investments, including:

o The risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Advisor anticipates.

o The possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired.

o The risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment.

o        The risk that the other party will fail to perform its obligations.

Other Investment Companies

The Fund may invest up to 10% of its total assets in other mutual funds, including those advised by the Advisor, if any, provided that the investment is consistent with the Fund's investment policies and restrictions. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee than the Fund bears directly in connection with its own operations.

Repurchase Agreements

The Fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Fund.

A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act")) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security.

Because the security purchased constitutes a security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The Fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Fund could experience a loss.

The Fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Fund's Board of Trustees or its designee.

The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days.

When-Issued and Forward Commitment Agreements

The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such a security may decline prior to delivery, which could result in a loss to the Fund. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy. In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities until the settlement date in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities

The Fund may, from time to time, purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities") or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Fund's criteria for investment. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of that fund to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Fund is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly, and the Fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the Advisor will consider appropriate remedies to minimize the effect on the Fund's liquidity.

Short-Term Securities

In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.

Examples of short-term securities include:

o Securities issued or guaranteed by the US government and its agencies and instrumentalities;

o        Commercial Paper;

o        Certificates of Deposit and Euro Dollar Certificates of Deposit;

o        Bankers' Acceptances;

o        Short-term notes, bonds, debentures or other debt instruments; and

o        Repurchase agreements.

The Fund may also invest up to 5% of its total assets in any money market fund, including those advised by the Advisor, if any.

Futures and Options

To the extent permitted by its investment objectives and policies,  the Fund may
enter  into  futures  contracts,   options  or  options  on  futures  contracts.
Generally,  futures  transactions may be used to:

o Protect against a decline in market value of the Fund's securities (taking a short futures position);

o Protect against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully invested (taking a long futures position); and

o Provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by the Fund means the Fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the Fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The Advisor may engage in futures and options transactions based on securities indices that are consistent with the Fund's investment objectives. An example of an index that may be used is the S&P 500(R) Index. The managers also may engage in futures and options transactions based on specific securities, such as US Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a US government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike the situation in which the Fund purchases or sells an equity security, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes of the Fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income-producing. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the future, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Advisor utilizes a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Fund's return.

The Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Advisor considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Advisor would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, the Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Fund may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Under the Commodity Exchange Act, the Fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's total assets. To the extent required by law, the Fund will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Non-diversification

The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeAM, Inc., with headquarters at 280 Park Avenue, New York, New York 10017, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeAM, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment advisory agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

Prior to September 3, 2002, the Fund was advised by RREEF America L.L.C. ("RREEF"), located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993. RREEF's ultimate parent company was RoPro U.S. Holding, Inc. ("RoPro U.S."). RoPro U.S. was a US subsidiary of RoProperty Holdings B.V., a Dutch holding company owned by the following Dutch companies:
Rodamco North America N.V., Rodamco Europe N.V., Rodamco Haslemere N.V., Robeco Groep N.V., and Rodamco Asia N.V. RREEF is also the investment advisor to various institutional and accredited investor accounts investing in real estate securities. For the services provided to the Fund, RREEF received an annual fee based on 1.00% of the average net assets of the Fund, payable monthly. For the fiscal year ended November 30, 2001, the Fund paid RREEF $167,351 under its Advisory Agreement. For the period December 1, 2001 through September 2, 2002, the investment management fee was $155,274. On April 22, 2002, RoPro U.S. was fully acquired by an affiliate of Deutsche Bank AG.

The present investment advisory agreement between the Fund and DeAM, Inc. (the "Agreement") was approved by the Board of Trustees of the Trust (including a majority of the Non-interested Trustees) on June 17, 2002 and by a majority of the Fund's outstanding voting securities on August 14, 2002 at a special meeting called for that purpose. The Agreement became effective on September 3, 2002. The Agreement will continue in effect for two years and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on 60 days' written notice and automatically terminate in the event of their assignment. Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such assets in excess of $300,000,000. For the period September 3, 2002 through November 30, 2002, the Investment Advisory Fee aggregated $71,225, which was equivalent to an annualized effective rate of 0.64% of the Fund's average daily net assets. For the period December 1, 2002 through December 31, 2002, the Investment Advisory Fee was $116,023, which was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets. For the period September 3, 2002 through December 31, 2002, the Advisor contractually agreed to waive its fees or reimburse expenses to the extent necessary to maintain the annualized expense of the classes of the fund as follows: 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Institutional Class shares. For the period September 3, 2002 through November 30, 2002, the Advisor reimbursed the Fund pursuant to an Expense Limitation Agreement aggregating $72,854. For the period December 1, 2002 through December 31, 2002, the Advisor reimbursed the Fund pursuant to an Expense Limitation Agreement aggregating $6,191. For the period January 1, 2003 through December 31, 2003, the Investment Advisory Fee aggregated $2,259,134, which was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

Under the Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under each Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of the Fund.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Portfolio Management

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectuses, as of the date of the Fund's prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Board's Approval of Current Investment Advisory Agreement. The Fund's Board of Trustees held a meeting on June 17, 2002 called for the purpose of, among other things, voting on approval of the current investment advisory agreement with the Advisor. The Board, including a majority of the Trustees who are not "interested persons" of the Trust and Fund (as defined in the 1940 Act) ("Independent Trustees") appearing in person, unanimously approved, subject to shareholder approval, the current investment advisory agreement. The shareholders approved the current investment advisory agreement on August 14, 2002, and the current agreement became effective on September 3, 2002.

Based on the factors discussed below, among others, the Board determined that the current investment advisory agreement was fair and reasonable and in the best interest of the Fund and its shareholders. In reaching this conclusion, the Trustees obtained from the Advisor such information as they deemed reasonably necessary to approve the Advisor as investment advisor to the Fund. In approving the investment management agreement, the Independent Trustees considered numerous factors, including, among others, management's goal of bringing the Fund into the Deutsche Asset Management organization following the acquisition of RoPro U.S., the ultimate parent company of the Fund's former investment advisor, RREEF, by Deutsche Bank Americas Holding Corp. on April 22, 2002. In this regard, the Independent Trustees considered, among other factors, the advantages to Fund shareholders of being part of the larger Scudder family of funds and the Advisor's fund complex, including the opportunity to grow the Fund's assets by participating in (1) the complex's distribution system and (2) a proposed merger with another real estate fund that is currently part of the complex.

The Trustees also considered other potential benefits associated with being included in the Scudder family of funds and the Advisor's fund complex.

The Independent Trustees also considered the nature, quality and extent of services proposed to be provided by the Advisor to the Fund under the current agreement; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; staffing and capabilities of the Advisor to manage the Fund; the existing and proposed expense structures and investment advisory fees under the former advisory agreement and the current agreement, including the proposed contractual fee waiver and the fact that with such waiver the Fund's fees will be lower; and current expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups. The Board also considered other factors, such as brokerage practices and soft dollar benefits.

In addition, the Board considered that it may be beneficial to the Fund to allow the Advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the Advisor to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. The Board also considered that (i) any restructuring of the provision of portfolio management services provided to the Fund would require the prior approval of a majority of the members of the Trust's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Fund would not be affected by any action taken to delegate services to other Deutsche Asset Management entities or their employees in reliance on the current advisory agreement because any fees paid to a subadvisor would be paid by the Advisor and not by the Fund; and (iii) the Advisor would retain full responsibility for the actions of any such subadvisor.

No one factor was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Code of Ethics

The Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

The Advisor and its affiliates (including the Fund's Distributor, Scudder Distributors, Inc.) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Brokerage

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or the fund in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to the fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the fund and not all such information is used by the Advisor in connection with the fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

During the fiscal year ended November 30, 2001, the Fund paid an aggregate amount of commissions equal to $56,877 to such brokers. During the month ended December 31, 2001 and the fiscal year ended December 31, 2002, the Fund paid an aggregate amount of commissions equal to $494,000 to such brokers. During the fiscal year ended December 31, 2003, the Fund paid an aggregate amount of commissions equal to $850,000 to such brokers. During the last fiscal year, the Advisor directed brokerage transactions for the Fund to brokers based on research services provided on behalf of the Fund. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

The Advisor will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the Fund's rate of portfolio turnover may be substantial.

The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund. In order to achieve the Fund's investment objectives, the Advisor may sell a given security, no matter how long or how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the Advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on the anticipated contribution of the security in question to the Fund's objective, the Advisor believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve the objectives. As a result, the Fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objective. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the Fund pays directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the Fund, if any, because short-term capital gains are taxable as ordinary income.

For the fiscal year ended December 31, 2003, the one month period ended December 31, 2002, and the fiscal year ended November 30, 2002, the Fund's portfolio turnover rates were 25%, 36% and 44%, respectively.

Distributor and Underwriter

Pursuant to Underwriting and Distribution Services Agreements ("Distribution Agreements") and a separate Shareholder Services Agreement ("Services Agreement"), Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 ("SDI") is the principal underwriter, distributor and administrator for the Class A, B, C, R and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreements, including the payment of any commissions. SDI bears all of its expenses of providing services pursuant to the Services Agreement between SDI and the Fund, including the payment of service fees. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI is a wholly owned subsidiary of Deutsche Bank AG.

The Distribution Agreement dated September 3, 2002 was approved by the Board of Trustees on September 3, 2002 with respect to Class A, B and C shares of the Fund. The Distribution Agreement dated June 24, 2003 was approved by the Board of Trustees on June 24, 2003 with respect to Class R shares of the Fund. The Distribution Agreements will remain in effect for two years, and from year to year thereafter only if their continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees who have no direct or indirect financial interest in the agreement. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated for a class at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board of Trustees or (ii) a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreements or (iii) a "majority of the outstanding voting securities," as defined under the 1940 Act. The Distribution Agreements may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreements. The provisions concerning the continuation, amendment and termination of the Distribution Agreements are on a class-by-class basis.

Information and administrative services are provided to the Fund on behalf of Class A, Class B, Class C and Class R shareholders under the Services Agreement with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of Trustees for the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Service Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B, C and R shares of the Fund may be by a vote of (i) the majority of the Board of Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement or (ii) a "majority of the outstanding voting securities," (as defined under the 1940 Act) of the Class A, B, C or R shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

This Services Agreement fee authorizes the Fund to pay SDI a services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class.

Class A Shares. SDI pays all expenses of distribution of the Fund's Class A shares under the Distribution Agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. The Fund pays SDI a services fee pursuant to a Rule 12b-1 Plan, computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class A shares, as set forth in the Services Agreement.

Rule 12b-1 Plan

Class B , Class C and Class R
-----------------------------

Distribution Services. The Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan" or the "Plan") that provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by SDI to pay for distribution services for those classes. Because 12b-1 fees are paid out of class assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by SDI to pay for distribution services for those classes, that Agreement is approved and reviewed separately for the Class B shares, Class C and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to SDI pursuant to the Plan will cease, and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred. The Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Rule 12b-1 Plan.

For its services under the Distribution Agreement, SDI is paid monthly a fee from Class B shares' net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges. SDI currently compensates firms for sales of Class B shares at a commission rate of 0.75%.

For its services under the Distribution Agreement, SDI is paid monthly a fee from Class C shares' net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges.

For its services under the Distribution Agreement, SDI is paid a monthly fee from Class R shares' net assets at the annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares.

For the fiscal year ended December 31, 2003, the Distribution Fee was as follows:

Distribution Fee                             Total Aggregated              Unpaid at December 31, 2003
----------------                             ----------------              ---------------------------

Class B                                          $92,728                               $13,858
Class C                                          $92,069                               $21,247
Class R                                              $15                                   $15

For the year ended December 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee                    Total Aggregated              Unpaid at December 31, 2003
-------------------------                    ----------------              ---------------------------

Class A                                         $710,342                              $101,261
Class B                                          $30,910                                $5,262
Class C                                          $30,690                                $6,674
Class R                                              $13                                    $9

Class A, B, C and R shares
--------------------------

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A, B, C and R shareholders under the Services Agreement with SDI. SDI bears all of its expenses of providing services pursuant to the Services Agreement between SDI and the Fund, including the payment of service fees. The Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B, C and R shares of the Fund. The Fund began offering Class A, B and C shares on September 3, 2002. The Fund began offering Class R shares on July 1, 2003.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A and R Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and R Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid include affiliates of SDI. In addition, SDI may from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of the Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Scudder RREEF Real Estate Securities Fund

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                                               Aggregate
                                                              Commissions
                                               Aggregate        Paid to      Aggregate Commissions       Aggregate
                               Fiscal Year       Sales       Unaffiliated     Paid to Affiliated        Commissions
Fund                           As of 12/31    Commissions        Firms               Firms            Retained by SDI
----                           -----------    -----------        -----               -----            ---------------

Scudder RREEF Real Estate
Securities Fund                     2003       $114,000          $53,000                 $6,000             $55,000
                                    2002        $10,000           $7,000                     $0              $3,000
                                    2001             $0               $0                     $0                  $0

Certain Trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."

Prior to September 3, 2002, the Fund's Institutional Class shares (formerly RREEF Class A) were distributed by UMB Bank, n.a., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, a registered broker-dealer. For the fiscal years ended November 30, 2000 and 2001, the Fund paid no expenses under its 12b-1 plan.

                             FUND SERVICE PROVIDERS

Custodian, Transfer Agent and Shareholder Service Agent

Effective April 25, 2003 the Fund's Custodian is State Street Bank and Trust Company ("SSB" or the "Custodian"). The Board of Trustees approved changing the Fund's Custodian at Board Meetings held on February 24, 2003 and March 27, 2003. SSB's offices are located at One Heritage Drive -- JPB/2N, North Quincy, Massachusetts 02171.

Prior to April 25, 2003, Deutsche Bank Trust Company Americas ("DBT Co."), 100 Plaza One, Jersey City, New Jersey 07311, an affiliate of the Advisor, served as custodian to the Fund. DBT Co. received such compensation from the Fund for its services as custodian as was agreed upon from time to time by DBT Co. and the Fund. For the period January 1, 2003, to April 24, 2003, the amount charged to the Fund by DBT Co. aggregated $7,077, all of which was paid at December 31, 2003. For the period September 3, 2002 through November 30, 2002 and the one month period ended December 31, 2002, the amounts charged to the Fund by DBT Co. aggregated $12,152 and $2,049, respectively. Prior to September 3, 2002, UMB Bank, n.a., an affiliate of Sunstone Financial Group, Inc. (the Fund's former Transfer Agent and Administrator), served as custodian of the Fund.

Effective December 16, 2002, Scudder Investments Service Company, an affiliate of the Advisor, is the Fund's transfer agent, dividend paying and shareholder services agent ("SISC" or the "transfer agent"). Prior to December 16, 2002, Investment Company Capital Corp. ("ICCC"), an affiliate of the Advisor and the Custodian, served as transfer and dividend disbursing agent. As compensation for providing these services, the Fund paid ICCC up to $17.22 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 2003, transfer agent charges to the Fund by SISC aggregated $103,309, of which $54,320 is unpaid at December 31, 2003. For the period September 3, 2002 through November 30, 2002 and the one month period ended December 31, 2002, transfer agent charges to the Fund by SISC and ICCC aggregated $24,693 and $11,749, respectively. Prior to September 3, 2002, the Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A,
Milwaukee, Wisconsin 53233, served as the administrator, transfer agent and dividend disbursing agent for the Fund. Prior to September 3, 2002, the Advisor paid Sunstone Financial Group, Inc. for its services as transfer agent and administrator. Sunstone Financial Group, Inc. did not receive any compensation from the Fund.

ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                     Incremental Annual Accounting fee
------------------------                     ---------------------------------

$0 - $10,000,000                                           $13,000 (fixed fee)
$10,000,000 - $20,000,000                                  0.100%
$20,000,000 - $30,000,000                                  0.080%
$30,000,000 - $40,000,000                                  0.060%
$40,000,000 - $50,000,000                                  0.050%
$50,000,000 - $60,000,000                                  0.040%
$60,000,000 - $70,000,000                                  0.030%
$70,000,000 - $100,000,000                                 0.020%
$100,000,000 - $500,000,000                                0.015%
$500,000,000 - $1,000,000,000                              0.005%
over $1,000,000,000                                        0.001%

In addition, the Fund will reimburse out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement, including but not limited to: express delivery service, independent pricing and storage.

For the year ended December 31, 2003, the amount charged to the Fund by ICCC aggregated $26,824, of which $8,224 was unpaid at December 31, 2003. For the period September 3, 2002 through November 30, 2002 and the one month period ended December 31, 2002, the amount charged to the Fund by ICCC aggregated $16,079 and $8,357, respectively.

Accountants

For the first two fiscal years of the Fund, ended November 30, 2000 and November 30, 2001, the annual financial statements of the Fund were audited by Deloitte & Touche LLP, located at 180 Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, independent accountants.

On September 3, 2002, at a regular meeting of the Board of Trustees, the Audit Committee and the Board of Trustees of the Fund participated in and approved the decision to change the Fund's independent accountants from Deloitte & Touche LLP to PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, for the Fund's fiscal year ended November 30, 2002, the one month period ended December 31, 2002 and the fiscal year ended December 31, 2003.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the Fund's audits, there have been no disagreements with Pricewaterhouse Coopers LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pricewaterhouse Coopers LLP, would have caused them to make reference thereto in their report on the financial statements.

Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Street, New York, NY 10019, serves as legal counsel for the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution by the Fund will be reinvested in shares of the same class of the Fund if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including applicable sales charges) next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, Scudder Investments Service Company, the Fund's transfer agent ("SISC" or the "Transfer Agent"), or sub-transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the transfer agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their brokers, service organization or designated intermediary. The broker or intermediary may charge an investor a transaction fee.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or the Direct Deposit Purchase Plan ("Direct Deposit") may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive any minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the Fund.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares sold.

In addition to the discounts or commissions described herein and in the prospectuses, SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other Scudder funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)                 Compensation Schedule #2(2)          Compensation Schedule #3(2) (3)
---------------------------                 ---------------------------          -------------------------------
                              As a                              As a                                 As a
                              Percentage                        Percentage of                        Percentage
Amount of                     of Net        Amount of Shares    Net              Amount of           of Net
Shares Sold                   Asset Value   Sold                Asset Value      Shares Sold         Asset Value
-----------                   -----------   ----------------    -----------      -----------         -----------

$1 million to $5 million      1.00%         Under $15 million   0.75%            Over $15 million    0.25%-0.50%

Over $5 million to $50
million                       0.50%        --                  --               --                  --

Over $50 million              0.25%        --                  --               --                  --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount recordkeeping system, made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules #2 and #3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount recordkeeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule #3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses and the per participant record-keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code of 1986, as amended (the "Code"); a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; and other organized groups of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------

Less than $50,000                                   5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                      4.50                  4.71                  4.00
$100,000 but less than $250,000                     3.50                  3.63                  3.00
$250,000 but less than $500,000                     2.60                  2.67                  2.25
$500,000 but less than $1 million                   2.00                  2.04                  1.75
$1 million and over                                  .00**                 .00***               ****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or Scudder Funds;


(b) an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases feature described above and the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Purchase of Class C Shares. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's prospectus and this Statement of Additional Information.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares of the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, call Shareholder Services at 1-800-730-1313. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plan").

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403(b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described above. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Class R Shares. Information on how to buy shares is set forth in the Fund's prospectus. The following supplements that information. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder servicing fee). Investors may invest in Class R shares through certain retirement and other plans. Employer-sponsored retirement plans include: all Section 401(a) and 487 Plans, certain Section 403(b)(7) plans; 401(k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With Direct Deposit, investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the Fund. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If the Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) the Fund is prevented from disposing of its investments, or
(ii) the Fund is prevented from pricing its shares, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to a CDSC, may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Fund or its agent on written notice, and will be terminated when all shares of the Fund under the Automatic Withdrawal Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

The purchase of Class A and Class C shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) under certain conditions, the redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares by shareholders whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) above for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:
         (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the
         Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) above for Class A shares and for the circumstances set forth in items (g) and (h) above for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.--Prime Series, Cash Reserve Fund, Inc.--Treasury Series, Cash Reserve Fund, Inc.--Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

As of May 1, 2003, the Fund intends to pay distributions of substantially all of its income annually.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B, Class C and Class R Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B, Class C and Class R Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain distributions, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.       To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectuses. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Qualified dividend income does not include interest from fixed-income securities. Dividends received by the Fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividends from domestic corporations are not expected to comprise a substantial part of the Fund's gross income. However, if any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income, and may be entitled to take the credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the most recent bid quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, if applicable, on the value date obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund is managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,^2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and               68
2/3/47                     risk-management firm (September 2002-present); Chairman, IEP Advisors,
Trustee since 2002         Inc. (July 1998 to present); Chairman of the Board, Weirton Steel
                           Corporation^3 (April 1996 to present); Member of the Board, Hollinger
                           International, Inc.^3 (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (April 1999 to present),
                           UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.^3 International Advisory Council (July
                           1996 to present). Formerly, Partner, McKinsey & Company (consulting)
                           (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks
                           (START) with former Soviet Union and US Ambassador to the Federal
                           Republic of Germany (1985-1991); Member of the Board, Homestake Mining^3
                           (mining and exploration) (1998-February 2001), Archer Daniels Midland
                           Company^3 (agribusiness operations) (October 1996-June 2001) and Anchor
                           Gaming (gaming software and equipment) (March 1999 -December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix             66
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (wine vintner) (June 1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           66
7/15/37                    York University (since September 1964); Trustee, CREF (pension fund)
Trustee since 2002         (since January 2000); Director, Japan Equity Fund, Inc. (since January
                           1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund,
                           Inc. (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G.
                           Cowen Mutual Funds (January 1985-January 2001).
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis             66
5/27/37                    Corporation3 (optical networking equipment) (July 2000 to present),
Trustee since 2002         Brown Investment Advisory & Trust Company (investment advisor) (February
                           2001 to present), The Nevis Fund (registered investment company) (July
                           1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director, Soundview
                           Technology Group Inc. (investment banking) (July 1998 to January 2004)
                           and Director, Circon Corp.3 (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------


                                       39

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served^1,^2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 2002         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         66
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 2002         (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts                66
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President, The
Trustee since 2002         Glenmede Trust Company (investment trust and wealth management) (1983 to present).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual funds        66
9/03/46                    managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Trustee since 2002         Pension & Savings Trust Officer, Sprint Corporation^3 (telecommunications)
                           (since November 1989).
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          69
1/29/40                    1983 to present).  Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999 - June
                           2002).  President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies).

                           *   Inception date of the corporation which was the predecessor to the
                               L.L.C.
--------------------------------------------------------------------------------------------------------------------

                                       40

Interested Trustee

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served^1,^2                During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale^4          Managing Director, Deutsche Investment Management Americas Inc.                202
7/17/45                    (2003-present); Managing Director, Deutsche Bank Securities Inc.
Chairman and Trustee       (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
since 2002. Chief          (1999 to present); Director and President, Investment Company Capital
Executive Officer since    Corp. (registered investment advisor) (1996 to present); Director,
2003.                      Deutsche Global Funds, Ltd. (2000 to present), (registered investment company); Director, Scudder Global Opportunities Funds (since 2003);
                           Director/Officer, Deutsche/Scudder Mutual Funds (various dates);
                           President, Montgomery Street Securities, Inc. (2002 to present)
                           (registered investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); Formerly, Director, CABEI Fund
                           (2000 to 2003), North American Income Fund (2000 to 2003) (registered investment companies), ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Brenda Lyons^5             Managing Director, Deutsche Asset Management.
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5           Vice President, Deutsche Asset Management (2000-present); formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000).
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5         Managing Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice
8/5/57                     President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities
Treasurer and Chief        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
Financial Officer since    LLP) (1993-1998).
2002
---------------------------------------------------------------------------------------------------------------------
John Millette^5            Director, Deutsche Asset Management.
8/23/62
Secretary since 2003
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Vice President and         Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
Assistant Secretary        Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
since 2002                 Formerly, Secretary to the Fund.
---------------------------------------------------------------------------------------------------------------------

                                       41

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson^5         Managing Director, Deutsche Asset Management.
4/1/62
Assistant Secretary,
since 2002
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management.
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^5      Director, Deutsche Asset Management.
11/03/65
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------------------
Lucinda H. Stebbins^5      Director, Deutsche Asset Management.
11/19/45
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management.
D'Eramo^5
1/27/57
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder RREEF Real Estate Securities Fund of which this fund is a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

^5 Address: Two International Place, Boston, Massachusetts 02110. Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:                Vice President
Caroline Pearson:              Secretary

Trustee Ownership in the Fund^1

                                                                                  Aggregate Dollar Range of
                                          Dollar Range of Beneficial               Ownership as of 12/31/03
                                       Ownership in Scudder RREEF Real             in all Funds Overseen by
Trustee                                     Estate Securities Fund               Trustee in the Fund Complex^2
-------                                     ----------------------               ---------------------------

Independent Trustees:
---------------------

Richard R. Burt                                $10,001-$50,000                     Over $100,000
S. Leland Dill                                       None                           Over $100,000
Martin J. Gruber                               $10,001-$50,000                      Over $100,000
Joseph R. Hardiman                             $10,001-$50,000                      Over $100,000
Richard J. Herring                             $50,001-$100,000                     Over $100,000
Graham E. Jones                                      None                           Over $100,000
Rebecca W. Rimel                                Over $100,000                       Over $100,000
Philip Saunders, Jr.                                 None                           Over $100,000
William N. Searcy                              $50,001-$100,000                     Over $100,000
Robert H. Wadsworth                                  None                           Over $100,000

Interested Trustee
------------------

Richard T. Hale                                      None                           Over $100,000

^1 The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^2 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Trustee            to Trustee        Company      Title of Class        Basis        Aggregate Basis
-------------------            ----------        -------      --------------        -----        ---------------

Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None



                                       43

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Trustee            to Trustee        Company      Title of Class        Basis        Aggregate Basis
-------------------            ----------        -------      --------------        -----        ---------------

Richard Herring                                   None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None


As of May 7, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of May 7, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below:

As of May 7, 2004, 26,788,048 shares in the aggregate, or 79.4% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Class A Shares were held in the name of The Manufacturers Life Insurance Company (USA), 250 Bloor Street, East 7th Floor, Toronto, Ontario, Canada M4W1E5, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 129,870 shares in the aggregate, or 9.5% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Class B Shares were held in the name of Citigroup Global Markets Inc., 00109801250, Attn: Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001-2402, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 98,394 shares in the aggregate, or 7.2% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Class B Shares were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund ADM (97HB3), 4800 Deer Lake Drive East Floor 2, Jacksonville, FL 32246-6484, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 420,330 shares in the aggregate, or 15.6% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Class C Shares were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund ADM (97HB3), 4800 Deer Lake Drive East Floor 2, Jacksonville, FL 32246-6484, who may be deemed to be the beneficial owner of certain of these shares.





As of May 7, 2004, 3,948 shares in the aggregate, or 8.2% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Class R Shares were held in the name of Patrick M. Cheng 401K, Patrick M. Cheng Trustee, FBO Patrick M.
Cheng, 161 East 88th Street, Apartment 4B, New York, NY 10128-2253, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 3,077,765 shares in the aggregate, or 26.9% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Institutional Class Shares were held in the name of Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 1,160,659 shares in the aggregate, or 10.1% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Institutional Class Shares were held in the name of Scudder Trust Company Trustee, FBO DB Matched Savings Plan, Attn: Asset Recon Department #063115, PO Box 1757, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 2,256,674 shares in the aggregate, or 19.7% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, Institutional Class Shares were held in the name of Sompo Japan Insurance Inc., 26-1 Nishi-Shirrjuku, Ichome Shirjuku-ku, Tokyo 160-8338, Japan, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 21,526 shares in the aggregate, or 44.7% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, R Class Shares were held in the name of MCB Trust Services Custodian FBO Finkelstein Thompson & Loughran Profit Sharing Plan 700 17th St. Suite 300 Denver, CO 80202-3531, who may be deemed to be the beneficial owner of certain of these shares.

As of May 7, 2004, 2,807 shares in the aggregate, or 5.8% of the outstanding shares of Scudder RREEF Real Estate Securities Fund, R Class Shares were held in the name of All Island Media Inc. 401K Rich Megenedy Trustee FBO All Island Media Inc. 2950 Vets Memorial Highway Bohemia, New York 11716, who may be deemed to be the beneficial owner of certain of these shares.




Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees.  The Trust's Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent accountants for the Fund, confers with the independent accountants regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance

Committee approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

* Fund Shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met 4 times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

                                 Compensation from Scudder      Pension or Retirement      Total Compensation Paid to
                                     RREEF Real Estate       Benefits Accrued as Part of   Trustee from the Fund and
Name of Trustee                       Securities Fund               Fund Expenses              the Fund Complex^1
---------------                       ---------------               -------------              ----------------

Richard R. Burt                             $646                         $0                         $168,640
S. Leland Dill                              $683                         $0                         $141,000
Martin J. Gruber                            $661                         $0                         $140,939
Richard T. Hale                               $0                         $0                               $0
Joseph R. Hardiman^2                        $661                         $0                         $136,000
Richard J. Herring^2                        $691                         $0                         $139,390
Graham E. Jones                             $661                         $0                         $136,000
Rebecca W. Rimel^2                          $716                         $0                         $142,780
Philip Saunders, Jr. ^2                     $661                         $0                         $135,000



                                       46

                                 Compensation from Scudder      Pension or Retirement      Total Compensation Paid to
                                     RREEF Real Estate       Benefits Accrued as Part of   Trustee from the Fund and
Name of Trustee                       Securities Fund               Fund Expenses              the Fund Complex^1
---------------                       ---------------               -------------              ----------------

William N. Searcy                           $661                         $0                         $136,000
Robert H. Wadsworth                         $661                         $0                         $170,000

^1 During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

^2 Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

                         Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                         -----------------------------------------------------------------

  Years of Service                            Chair Audit Committee                             Other Participants
  ----------------                            ---------------------                             ------------------

      6 years                                         $4,900                                          $3,900

      7 years                                         $9,800                                          $7,800

      8 years                                        $14,700                                         $11,700

      9 years                                        $19,600                                         $15,600

  10 years or more                                   $24,500                                         $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

                               TRUST ORGANIZATION

The Shares of the Trust

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. In addition, the Trust Agreement permits the Trustees to authorize multiple series. Shares of one non-diversified series have been authorized by the Trustees, which shares constitute the interests in the Fund. The series consists of five classes of shares: Class A, Class B, Class C, Class R and Institutional Shares.

Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Fund's shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights, and the same terms and conditions as any other shares except that if the Fund is authorized to issue additional series or classes (1) each dollar of net asset value per share is entitled to one vote, (2) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (3) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan applicable to that class, which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Trust can elect all of the Trustees of the Trust.

Rule 18f-2 under the 1940 Act, provides that any matter required to be submitted under the provisions of the Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

The Trust does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Trust will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Under Delaware law, the shareholders of the Fund are not personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

Upon 60 days' prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view the Fund's prospectuses and profiles with links between summary information in Fund summaries and details in the prospectuses. Users can fill out new account forms on-line, order free software and request literature on the Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers of the classes are:

Class A:                   81119P   102
Class B:                   81119P   201
Class C:                   81119P   300
Institutional Class:       81119P   409
Class R:                   81119P   508

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Class A, B, C, R and Institutional Class shares prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the year ended December 31, 2003, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Service Center at 1-800-621-1048.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.